SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 22, 2002

(Date of Report, date of earliest event reported)

Stage Stores, Inc.

(Exact name of registrant as specified in its charter)

000-21011

(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)
10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(713) 667-5601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure.

On August 22, 2002, the Company issued a news release announcing results for the second quarter ended August 3, 2002 and updated the Company's outlook for the full fiscal year ending February 1, 2003.  A copy of the news release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits.

    Financial statements of business acquired.

    Not applicable.

    Pro forma financial information.

    Not applicable.

    Exhibits.

99.1    News Release dated August 22, 2002 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                             STAGE STORES, INC.

August 22, 2002                                                                                   /s/ Michael E. McCreery

(Date)                                                                                                   Michael E. McCreery

                                                                                                             Executive Vice President and Chief

                                                                                                             Financial Officer